UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ZHONE TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZHONE TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 12, 2005

10:00 a.m. Pacific Time

To our stockholders:

You are cordially invited to attend our 2005 annual meeting of stockholders, which will be held at Zhone’s principal executive offices at 7001 Oakport Street, Oakland, California 94621 on May 12, 2005 at 10:00 a.m. Pacific Time. We are holding the annual meeting for the following purposes:

1.	To elect two members of the Board of Directors to serve for three year terms as Class I Directors and until their respective successors have been elected or appointed.

2.	To ratify the appointment of KPMG LLP as Zhone’s independent auditors for the fiscal year ending December 31, 2005.

3.	To approve an amendment to Zhone’s 2001 Stock Incentive Plan.

4.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

Only stockholders of record at the close of business on March 25, 2005, the record date, will be entitled to vote at the annual meeting. Your vote is very important. Whether or not you expect to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure that your shares are represented at the annual meeting. Returning the proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person. For specific instructions on voting procedures, please refer to the section entitled “Voting Procedures” beginning on page 1 of the proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

Kirk Misaka
Chief Financial Officer,
Vice President, Finance and Secretary

Oakland, California

April 4, 2005

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON,

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

ZHONE TECHNOLOGIES, INC.

7001 Oakport Street

Oakland, California 94621

PROXY STATEMENT

Zhone’s Board of Directors solicits your proxy for use at the annual meeting of stockholders to be held on May 12, 2005 at 10:00 a.m. Pacific Time at Zhone Technologies, Inc., 7001 Oakport Street, Oakland, California 94621, and at any postponement or adjournment of the meeting, for the purposes set forth in “Notice of Annual Meeting of Stockholders.” We made copies of this proxy statement available to stockholders beginning on April 4, 2005.

VOTING RIGHTS AND PROCEDURES

Record Date and Shares Entitled to Vote

Only stockholders of record at the close of business on the record date, March 25, 2005, will be entitled to vote at the annual meeting. These stockholders are entitled to cast one vote for each share of common stock held as of the record date on all matters properly submitted for the vote of stockholders at the annual meeting. As of the record date, there were approximately 94,427,661 shares of Zhone common stock outstanding and entitled to vote at the annual meeting.

Quorum and Vote Required

A quorum of stockholders is necessary to hold a valid annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding and entitled to be voted at the annual meeting is necessary to constitute a quorum at the annual meeting. In the election of directors, the two nominees who receive the highest number of affirmative votes will be elected as directors. All other proposals require the affirmative vote of a majority of the shares of common stock present, in person or by proxy, and voting on the matter at the annual meeting.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present, but they will not be counted as votes cast on any matter. Broker non-votes refer to unvoted proxies submitted by brokers who are not able to vote on a proposal absent instructions from the applicable beneficial owner. Because abstentions and broker non-votes will not be considered votes cast, they will have no effect on the outcome of any proposal.

Voting Procedures

Whether or not you plan to attend the annual meeting in person, please vote as soon as possible to ensure that your vote is recorded promptly. If your shares are registered directly in your name with Zhone’s transfer agent, Computershare Trust Company, you may vote by mailing a completed proxy card or vote in person at the meeting. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed envelope. You may revoke your proxy at any time before the annual meeting by (1) submitting another proxy card with a later date, (2) attending the annual meeting and voting in person, or (3) delivering written notice of revocation to Zhone’s Corporate Secretary at 7001 Oakport Street, Oakland, California 94621.

If you complete and submit your proxy card, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

•	FOR the election of the director nominees set forth in “Proposal 1: Election of Directors.”

•	FOR the ratification of the independent auditors set forth in “Proposal 2: Ratification of Appointment of Independent Auditors.”

•	FOR the approval of the Amended and Restated 2001 Stock Incentive Plan set forth in “Proposal 3: Amendment to the Zhone Technologies, Inc. 2001 Stock Incentive Plan.”

In addition, if other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the annual meeting.

If your shares are held in a brokerage account, your brokerage firm or bank will provide voting instructions for you to use in directing the brokerage firm or bank how to vote your shares. If you hold shares through a brokerage firm or bank, you must contact that firm to revoke any prior voting instructions.

Proxy Solicitation Costs

Zhone will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement and any additional solicitation material that Zhone may provide to stockholders. In addition, Zhone has retained Georgeson Shareholder Communications to act as a proxy solicitor in conjunction with the annual meeting. Zhone has agreed to pay Georgeson Shareholder Communications $7,000 plus reasonable out-of-pocket expenses, for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone, fax, personal interviews or other methods of communication by Zhone’s directors, officers and employees. Zhone will not pay any additional compensation to directors, officers or other employees for such services, but may reimburse them for reasonable out-of-pocket expenses in connection with such solicitation.

Admission to the Annual Meeting

Only Zhone stockholders, as of the close of business on March 25, 2005, and other persons holding valid proxies for the annual meeting are entitled to attend the Zhone annual meeting. Zhone stockholders and their proxies should be prepared to present valid government issued photo identification. Zhone stockholders who are not record holders but hold shares through a broker or nominee (i.e. in street name) should provide proof of beneficial ownership on the record date for the Zhone annual meeting, such as their most recent account statement prior to March 25, 2005, or other similar evidence of ownership. Anyone who does not provide valid government issued photo identification or comply with the other procedures outlined above upon request may not be admitted to the annual meeting.

Stockholders Sharing the Same Address

The rules promulgated by the Securities and Exchange Commission permit companies, brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of our annual report and proxy statement. If you would like to opt out of this practice for future mailings and receive separate annual reports and proxy statements for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate annual report or proxy statement without charge by sending a written request to Zhone Technologies, Inc., Attention: Investor Relations, 7001 Oakport Street, Oakland, California 94621, or by calling us at (510) 777-7013. We will promptly send additional copies of the annual report or proxy statement upon receipt of such request. Householding does not apply to stockholders with shares registered directly in their name.

Merger with Tellium

In November 2003, Zhone Technologies, Inc. consummated its merger with Tellium, Inc. While Tellium acted as the legal acquirer, due to various factors, including the relative voting rights, board control, and senior management composition of the combined company, Zhone was treated as the “acquirer” for accounting purposes. In addition, immediately upon the closing of the merger, the combined company was renamed “Zhone Technologies, Inc.” and retained substantially all of Zhone’s previous management and operating structure. As a result, the information presented in this proxy statement reflects the operations of Zhone for the year ended December 31, 2004, and does not include information related to the board of directors, management or operations of Tellium prior to the closing of the merger, unless otherwise noted.

Recommendation of the Board

The Zhone Board of Directors unanimously recommends that you vote “FOR” the election of the director nominees (Proposal 1), “FOR” the ratification of the appointment of KPMG as Zhone’s independent auditors (Proposal 2), and “FOR” the amendment to the 2001 Stock Incentive Plan (Proposal 3).

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON,

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Zhone is dedicated to the highest standards of business integrity. It is our belief that adherence to sound principles of corporate governance, through a system of checks, balances and personal accountability is vital to protecting Zhone’s reputation, assets, investor confidence and customer loyalty. Above all, the foundation of Zhone’s integrity is our commitment to sound corporate governance. Zhone’s corporate governance principles and Code of Conduct and Ethics can be found at www.zhone.com.

Board Independence

The Board of Directors has affirmatively determined that each member of the Board of Directors, other than Mr. Ejabat, is independent under the criteria established by Nasdaq for independent board members. Each member of committees of the Board of Directors is an independent director in accordance with Nasdaq standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has nine directors and the following three committees: (1) Audit Committee, (2) Compensation Committee, and (3) Corporate Governance and Nominating Committee. The membership during the last year and the function of each of the committees are described below. Each of the committees operates under a written charter which can be found on the “Corporate Governance” section of our website at www.zhone.com. During the year ended December 31, 2004, the Board of Directors held nine meetings. During this period, all of the directors attended or participated in at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, except for Mr. Coulter. Directors are encouraged to attend the annual meeting of stockholders. All of Zhone’s directors attended last year’s annual meeting of stockholders.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Adam Clammer	Member
Michael M. Connors
James G. Coulter		Member	Member
Robert K. Dahl	Chair
Morteza Ejabat
James H. Greene, Jr.		Member	Member
C. Richard Kramlich		Member	Member
James D. Timmins	Member
Barton Y. Shigemura		Former Member (1)
Number of Meetings in 2004	5	2	1

(1)	Mr. Shigemura is a former member of the Compensation Committee, and his last meeting as a member of the Compensation Committee was February 24, 2004.

Audit Committee

The Audit Committee reviews the professional services provided by Zhone’s independent registered public accounting firm, the independence of such independent registered public accounting firm from Zhone’s management and Zhone’s annual and quarterly financial statements. The Audit Committee also reviews such other matters with respect to Zhone’s accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Board of Directors has determined that Robert K. Dahl meets the qualifications of an “audit committee financial expert” as defined by the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Dahl’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Dahl any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The activities of the Audit Committee are described in greater detail in “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee is responsible for establishing and monitoring policies governing the compensation of executive officers. In carrying out these responsibilities, the Compensation Committee is responsible for reviewing the performance and compensation levels for executive officers, establishing salary and bonus levels for these individuals and making recommendations to the Board of Directors for stock option grants for these individuals under Zhone’s stock option plans. The objectives of the Compensation Committee are to correlate executive officer compensation with Zhone’s business objectives and financial performance, and to enable Zhone to attract, retain and reward executive officers who contribute to the long term success of Zhone. The Compensation Committee will seek to reward executives in a manner consistent with Zhone’s annual and long term performance goals and to recognize individual initiative and achievement among executive officers. For additional information concerning the Compensation Committee, see the “Report of the Compensation Committee on Executive Compensation.”

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee develops and reviews corporate governance principles applicable to the company, identifies individuals qualified to serve as directors, recommends nominees to the Board for the election of directors, and advises the Board with respect to Board and committee composition. The Corporate Governance and Nominating Committee is also responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes issues of diversity, age, skills such as understanding of manufacturing, technology, finance and marketing, and international background. These factors, and any other qualifications considered useful by the Corporate Governance and Nominating Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Corporate Governance and Nominating Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Corporate Governance and Nominating Committee has not established any specific minimum criteria or qualifications that a nominee must possess.

In recommending candidates for election to the Board of Directors, the Corporate Governance and Nominating Committee considers nominees recommended by directors, management and stockholders using the same criteria to evaluate all candidates. The Corporate Governance and Nominating Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Corporate Governance and Nominating Committee would recommend the candidate for consideration by the full Board of Directors. The Corporate Governance and Nominating Committee may

engage consultants or third party search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, stockholders should submit the candidate’s name and qualifications to Zhone’s Corporate Secretary in writing to the following address: Zhone Technologies, Inc., Attention: Corporate Secretary, 7001 Oakport Street, Oakland, California 94621. When submitting candidates for nomination to be elected at the annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Zhone’s bylaws.

Director Compensation

During 2004, each non-employee director was eligible to receive an annual retainer of $10,000 payable in two installments on a semi-annual basis. Prior to the date of the first installment, each non-employee director may elect to receive the retainer in the form of cash or an equivalent amount of Zhone common stock. All of our non-employee directors elected to receive the annual retainer in the form of Zhone common stock, and accordingly, we issued shares of common stock having a value equal to the annual retainer, based on the closing price of Zhone common stock on the Nasdaq National Market on dates that the installments were payable. In addition, the chair of the Audit Committee received $4,000 per committee meeting attended, and each committee member received $2,000 per committee meeting attended. Directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings. On May 19, 2004, the date of the last annual meeting of stockholders, we granted each non-employee director an option to purchase 30,000 shares of common stock at an exercise price of $3.24 per share, the closing price of Zhone common stock on the Nasdaq National Market on May 19, 2004. The shares subject to these options vest in 48 equal monthly installments over the course of four years. Prior to 2004, Zhone’s non-employee directors did not receive any cash compensation. The Board of Directors adopted this change in order to bring the compensation packages of Zhone’s non-employee directors more in line with the compensation paid to outside directors of comparable companies, to recognize the increased workload and responsibilities of members of the Board of Directors and committees as a result of becoming a publicly traded company, and to enable Zhone to attract qualified directors when needed. In order to facilitate the role of Mr. Dahl as chair of the Audit Committee and to provide Zhone with greater access to the chair, from time to time, Zhone provides Mr. Dahl with access to 240 square feet of excess office space that would otherwise be unused. Zhone has determined the current fair market rental value of this excess office space to be $2,880 per year. Mr. Dahl owns and maintains separate phone, fax, server and computer systems, and Mr. Dahl retains his own secretarial services.

Communications with the Board

Any stockholder wishing to communicate with any of Zhone’s directors regarding corporate matters may write to the director, c/o Corporate Secretary, Zhone Technologies, Inc., 7001 Oakport Street, Oakland, California 94621. The Corporate Secretary will forward these communications directly to the director(s). However, certain correspondence such as spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material may be forwarded elsewhere within Zhone for review and possible response.

PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Board of Directors has fixed its membership at nine. In accordance with our certificate of incorporation, we divide our Board into three classes with each class currently consisting of three members. We elect one class of directors to serve a three year term at each annual meeting of stockholders. At this year’s annual meeting of stockholders, we will elect two Class I directors to hold office until the 2008 annual meeting. At next year’s annual meeting of stockholders, we will elect three Class II directors to hold office until the 2009 annual meeting, and the following year, we will elect three Class III directors to hold office until the 2010 annual meeting. Thereafter, elections will continue in a similar manner at subsequent annual meetings. Each elected director will continue to serve until his successor is duly elected or appointed.

The Board of Directors unanimously nominated Adam Clammer and Robert K. Dahl as Class I nominees for election to the Board. One of our directors, Barton Y. Shigemura, will be retiring at the annual meeting. Zhone is grateful to him for the time and wise counsel he has provided since joining the Board in 2003, and wishes him well in his future endeavors. As a result of Mr. Shigemura’s retirement, the Board will reduce its size from nine to eight and will reduce the size of the Class I directors being elected at the annual meeting from three to two, effective immediately prior to the election of the Class I directors at the annual meeting.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received “FOR” the election of Messrs. Clammer and Dahl. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected as a director.

The following table sets forth for each nominee to be elected at the annual meeting and for each director whose term of office will extend beyond the annual meeting, the age of each nominee or director, the positions currently held by each nominee or director with Zhone, the year in which each nominee’s or director’s current term will expire, and the class of director of each nominee or director.

Name	Age	Position	Term Expires	Class
Morteza Ejabat	55	Chairman of the Board of Directors and Chief Executive Officer	2007	III
Adam Clammer	34	Director	2005	I
Michael M. Connors	63	Director	2007	III
James G. Coulter	45	Director	2006	II
Robert K. Dahl	64	Director	2005	I
James H. Greene, Jr.	54	Director	2006	II
C. Richard Kramlich	69	Director	2006	II
James D. Timmins	49	Director	2007	III

Class I Directors with Terms Expiring at this Annual Meeting

Adam Clammer has served as a director of Zhone since August 2002. Mr. Clammer is a Director at Kohlberg Kravis Roberts & Co., or KKR, a private equity investment firm, where he has worked since 1995. Prior to joining KKR, he was in the Mergers and Acquisitions Department at Morgan Stanley & Co. from 1992 to 1995. Mr. Clammer also serves as a director of Jazz Pharmaceuticals, MedCath Corporation and NuVox, Inc. Mr. Clammer received his B.S. in Business Administration from the University of California and his M.B.A. from Harvard Business School.

Robert K. Dahl has served as a director of Zhone since June 1999. Since January 1998, Mr. Dahl has served as a partner of Riviera Ventures LLP, a private investment firm. Previously, Mr. Dahl held various senior management positions with Ascend Communications, Inc., most recently as Executive Vice President from October 1997 to January 1998 and Chief Financial Officer from January 1994 to October 1997. Mr. Dahl also serves as a director of the Dahl Family Foundation and NorCal Community Bancorp. Mr. Dahl holds a B.S. in Finance from the University of California at Berkeley.

Barton Y. Shigemura has served as a director of Zhone since November 2003 following the consummation of Zhone’s merger with Tellium, Inc. Mr. Shigemura currently serves as President and CEO for Yotta Yotta Inc., a high performance net storage company. From December 2002 to March 2003, Mr. Shigemura worked as a consultant. From 1999 to 2002, Mr. Shigemura was Chairman of Alidian Networks, a developer of layer two metro optical networking platforms. From 1998 to 1999, Mr. Shigemura was Vice President of Marketing for all data products at Lucent Technologies, which he joined through the acquisition of Yurie Systems. From 1996 to 1998, Mr. Shigemura was a board member and the Senior Vice President of Sales and Marketing at Yurie Systems. Mr. Shigemura has held a number of sales and marketing roles at Premisys Communications, Nortel Networks, General DataComm, and IBM. Mr. Shigemura also serves as a director of Cibernet Corporation, LMIC, Inc., Rappahannock Cellars and Yotta Yotta Inc. Mr. Shigemura earned his B.S. in Finance and Marketing from University of Southern California.

Class II Directors with Terms Expiring in 2006

James G. Coulter has served as a director of Zhone since November 1999. Since January 1993, Mr. Coulter has been a founding partner of Texas Pacific Group, or TPG, a private equity investment firm. Mr. Coulter serves on the board of directors of J. Crew Group, Inc. and Seagate Technology. Mr. Coulter holds a B.A. in Engineering Sciences from Dartmouth College and an M.B.A. from Stanford University.

James H. Greene, Jr. has served as a director of Zhone since November 1999. Since January 1996, Mr. Greene has been a member of the limited liability company which serves as the general partner of KKR. Mr. Greene also serves as a director of Accuride Corporation, Alliance Imaging Inc., NuVox, Inc., Owens-Illinois, Inc. and Shoppers Drug Mart Corp. Mr. Greene holds a B.S. in Economics from the University of Pennsylvania.

C. Richard Kramlich has served as a director of Zhone since November 1999. Since June 1978, Mr. Kramlich has been a general partner of New Enterprise Associates, or NEA, a venture capital firm. Mr. Kramlich also serves as a director of Celetronix Ltd., Decru, Inc., Fabric7 Systems, Inc., Financial Engines, Inc., Force 10 Networks, Inc., Foveon, Inc., Graphic Enterprises, Inc., Informative, Inc., Panda Micro Devices, Inc., Sierra Monitor Corp. and Xoom Corporation. Mr. Kramlich holds a B.S. in History from Northwestern University and an M.B.A. from Harvard University.

Class III Directors with Terms Expiring in 2007

Morteza Ejabat is a co-founder of Zhone and has served as Chairman of the Board of Directors and Chief Executive Officer since June 1999. Prior to co-founding Zhone, from June 1995 to June 1999, Mr. Ejabat was President and Chief Executive Officer of Ascend Communications, Inc., a provider of telecommunications equipment which was acquired by Lucent Technologies, Inc. in June 1999. Previously, Mr. Ejabat held various senior management positions with Ascend from September 1990 to June 1995, most recently as Executive Vice President and Vice President, Operations. Mr. Ejabat holds a B.S. in Industrial Engineering and an M.S. in Systems Engineering from California State University at Northridge and an M.B.A. from Pepperdine University.

Michael M. Connors has served as a director of Zhone since November 2003 following the consummation of Zhone’s merger with Tellium, Inc. Dr. Connors had been a member of Tellium’s board of directors since June 2000. From 1992 to 1998, Dr. Connors held the office of President of AOL Technologies, an internet service provider, where he led the creation and growth of AOLnet and the development of AOL software and services.

Dr. Connors is currently a director of The Connors Foundation. Dr. Connors earned a B.S. in Engineering, an M.S. in Statistics and a Ph.D. in Operations Research from Stanford University.

James D. Timmins has served as a director of Zhone since July 2002. From 1998 to 2004, Mr. Timmins was a general partner and Managing Director for NIF Ventures, the U.S. venture capital operation of The Daiwa Securities Group of Japan, an investment banking firm. From 1991 to 1998, Mr. Timmins was a partner at Redwood Partners, an investment firm. From 1987 to 1990, Mr. Timmins was a principal at Hambrecht & Quist, an investment banking firm. Previously, Mr. Timmins was co-founder and Chief Executive Officer of McKewon & Timmins, an investment firm, and an associate in the Corporate Finance Department at Salomon Brothers, an investment firm, from 1982 to 1984. Mr. Timmins also serves as a director of Escend Technologies, Inc., NetContinuum, Inc. and WaveSplitter Technologies, Inc. Mr. Timmins holds a B.A. in History and Philosophy from the University of Toronto and an M.B.A. from Stanford University.

There are no family relationships among any of the executive officers, directors or director nominees of Zhone. Messrs. Clammer, Coulter, Greene and Kramlich are associated with Zhone’s major stockholders as described above and as set forth in the section entitled “Ownership of Securities.” Zhone has entered into letter agreements with each of KKR-ZT L.L.C., TPG-Zhone, L.L.C. and New Enterprise Associates VIII, Limited Partnership, each dated as of November 13, 2003, relating to the nomination of designees to the Board of Directors. These letter agreements provide that at any annual or special meeting called or in any other action taken for the purpose of electing directors to Zhone’s Board of Directors, Zhone agrees to nominate as directors (1) two nominees designated by KKR, who shall initially be Messrs. Clammer and Greene and who shall be placed in separate classes if Zhone has a classified Board of Directors, (2) two nominees designated by TPG, who shall initially be Messrs. Coulter and Timmins and who shall be placed in separate classes if Zhone has a classified Board of Directors, and (3) one nominee designated by New Enterprise Associates VIII, Limited Partnership, who shall initially be Mr. Kramlich. Each of KKR’s and TPG’s rights to designate one nominee to the Zhone Board of Directors shall terminate at such time that KKR or TPG holds less than 50% of the shares of capital stock issued to it in connection with the merger with Tellium, and each of KKR’s and TPG’s rights to designate any remaining nominee shall terminate at such time that KKR or TPG holds less than 25% of the shares issued to it in connection with the merger with Tellium. NEA’s rights to designate its nominee shall terminate at such time that NEA holds less than 50% of the shares of capital stock issued to it in connection with the merger with Tellium.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote “FOR” the election of Messrs. Clammer and Dahl.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

The Audit Committee has selected KPMG LLP as Zhone’s independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG has served as the independent registered public accounting firm of Zhone since the year ended December 31, 2000. Representatives of KPMG are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG as Zhone’s independent registered public accounting firm is not required by Zhone’s bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG, and may retain that firm or another without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the year if it determines that such a change would be in the best interests of Zhone and its stockholders.

Principal Accountant Fees and Services

The following is a summary of the fees billed to Zhone by KPMG for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003:

Fee Category	2004 Fees	2003 Fees
Audit Fees	$1,209,400	$1,137,500
Audit-Related Fees	—	—
Tax Fees	319,800	202,300
All Other Fees	—	700

Total Fees	$1,529,200	$1,340,500

Audit Fees. This category includes the audit of Zhone’s annual financial statements, review of financial statements included in Zhone’s Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees in 2004 also include fees related to the audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees. This category consists of assurance and related services provided by KPMG that are reasonably related to the performance of the audit or review of Zhone’s financial statements and are not reported above under “Audit Fees.” These services include accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

Tax Fees. This category consists of professional services rendered by KPMG, primarily in connection with Zhone’s tax compliance, tax advice and tax planning activities. These services include assistance with the preparation of tax returns, claims for refunds, value added tax compliance, and consultations on state, local and international tax matters.

All Other Fees. This category consists of fees for products and services other than the services reported above.

Pre-Approval Policy of the Audit Committee

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of services, and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG as Zhone’s independent auditors.

PROPOSAL 3:

AMENDMENT TO THE ZHONE TECHNOLOGIES, INC.

2001 STOCK INCENTIVE PLAN

General

We are requesting that the stockholders vote in favor of an amendment to the Zhone Technologies, Inc. 2001 Stock Incentive Plan, which was approved by the Board of Directors on February 15, 2005. If approved by the stockholders, the amendment will (1) eliminate automatic option grants to non-employee directors, and (2) expand the persons eligible to participate in the plan to include non-employee directors. We firmly believe that a broad-based stock incentive program available to employees, officers and directors is a necessary and powerful incentive and retention tool that benefits all of Zhone’s stockholders. Without stock options, Zhone would be forced to consider cash replacement alternatives to provide a market competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of the company. These cash replacement alternatives would then reduce the cash available for investment in innovation and technology.

Purpose of the Plan

The purpose of the plan is to strengthen Zhone by providing an incentive to its employees, officers and directors, and thereby encouraging them to devote their abilities and industry to the success of Zhone’s business enterprise. We believe that this purpose is achieved by extending to employees, officers and directors an added long term incentive for high levels of performance and unusual efforts through the grant of stock options and other equity based incentives.

Summary of the Plan

The following is a summary of the 2001 Stock Incentive Plan, as amended and restated. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated 2001 Stock Incentive Plan, which is attached as Appendix A to this proxy statement.

Administration. The plan is administered by a committee appointed by the Board of Directors. Under the plan, the committee has the authority to, among other things, select the individuals to whom options and awards will be granted, and determine the type, size and the terms and conditions of options and awards.

Eligibility. Under the current plan, only our officers, employees and consultants are eligible to receive discretionary awards; however, non-employee directors are automatically granted (1) an option to purchase 10,000 shares of our common stock upon initially becoming a director, and (2) an option to purchase 3,000 shares of our common stock each year thereafter for the duration of his service as a director. If our stockholders approve the proposed amendment to the plan, then non-employee directors will no longer receive automatic option grants upon initially becoming a director or on an annual basis, but, they will be eligible to receive discretionary awards under the plan. As of December 31, 2004, 272 employees were eligible to participate in the plan. Upon stockholder approval of the amendment, seven non-employee directors will also be eligible to participate in the plan.

Types of Awards. The plan permits the committee to grant a variety of equity based awards, including stock options, stock appreciation rights, dividend equivalent rights, phantom stock, performance units/shares, restricted stock and share awards.

Number of Shares. Initially, we authorized no more than 3,500,000 shares of common stock for issuance under the plan, plus shares which were not issued under our Amended and Restated 1997 Employee Stock Incentive Plan. The plan also provides that if, on January 1 of any calendar year, the aggregate number of shares of common stock available under the plan, not including shares that are subject to outstanding awards granted under the plan, is less than 5% of the total number of outstanding shares of common stock on such date, the amount authorized under the plan will increase in an amount so that the aggregate number of shares of common stock that may be granted under the plan, not including shares that are subject to outstanding awards, is equal to the lesser of (1) 5% of the total number of outstanding shares of our common stock on that date, or (2) a number of shares of common stock as determined by the Board of Directors. The maximum number of shares with respect to which restricted stock awards may be granted under the plan is one quarter of the total shares available under the plan, and no more than 6,125,000 shares may be issued upon exercise of incentive stock options. As of December 31, 2004, 4,567,036 stock options were outstanding under the plan at a weighted average exercise price of $3.92 per share, and 1,456,817 shares were available for future grant under the plan. As of December 31, 2004, the per share market price of our common stock was $2.59.

Stock Options. The exercise price of any option granted under the plan may be set at any price, but must be set at or above the fair market value of our common stock on the date of grant to qualify as an incentive stock option or performance based compensation. Each option will vest on the dates and in the installments that the committee designates. At the discretion of the committee, the exercise price of any option may be paid (1) in cash, (2) by transferring shares to us that have been held for at least six months before the option exercise, or (3) by a combination of those methods. In addition, options may be exercised through a registered broker-dealer using any cashless exercise procedures which are, from time to time, deemed acceptable by the committee. Stock options have a maximum term of ten years.

Stock Appreciation Rights (SARs). The plan permits the granting of SARs either in connection with the grant of an option or as a freestanding right. A SAR permits a grantee to receive upon exercise of the SAR, cash and/or shares, at the discretion of the committee, in an amount equal in value to the excess, if any, of the per share fair market value on the exercise date over the per share fair market value on the date of grant (or option exercise price in the case of a SAR granted in connection with an option). When a SAR is granted, however, the committee may establish a limit on the maximum amount a grantee may receive on exercise. The committee will decide, at the time the SAR is granted, the dates at which it will become vested and exercisable.

Dividend Equivalent Rights (DERs). DERs represent a right to receive all or some portion of the cash dividends that are or would be payable with respect to shares. DERs may be granted in tandem with any award under the plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related award. DERs may be settled in cash, shares, or a combination of cash and shares, in single or multiple installments, as determined by the committee.

Restricted Stock. The committee has the authority to determine the terms and conditions of restricted stock awards, including the price to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the times when the restrictions will lapse. In addition, at the time of grant, the committee, in its discretion, may decide: (1) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions lapse, (2) whether any deferred dividends will be reinvested in additional shares or held in cash, and (3) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock. Shares of restricted stock are non-transferable until all restrictions on them have lapsed.

Performance Units and Performance Shares. The committee may award performance units and performance shares to become vested upon the attainment of specified performance objectives to be determined by the committee. Performance objectives may be expressed in terms of earnings per share, share price, pre-tax profits, after-tax profits, operating profits, sales or expenses, net earnings, return on equity or assets, revenues, EBITDA, market share, market penetration, confidential business objectives, or any other criteria determined by the committee. Performance objectives may be in respect of our performance, the performance of any of our subsidiaries, the performance of any of our divisions, or any combination of the foregoing. Performance objectives may be absolute or relative (to our prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

Performance units may be denominated in dollars or in shares, and payments in respect of performance units may be made in cash, shares or any combination of the foregoing, as determined by the committee.

Share Awards; Phantom Stock. The committee may, in its discretion, grant other share awards on terms and conditions determined by the committee. Share awards may include grants of phantom stock. Upon the vesting of a phantom stock award, the grantee will be entitled to receive a cash payment in respect of each share of phantom stock which will be equal to the fair market value of a share as of the date the phantom stock award was granted, or on another date selected by the committee. The committee may provide a limitation on the amount payable in relation to each share of phantom stock. In lieu of a cash payment, the committee may, in its discretion, settle phantom stock awards with shares having a fair market value equal to the cash payment to which the grantee has become entitled.

Effect of Change in Control. In the event of a change in control of Zhone, the committee may provide for any or all of the following alternatives:

•	require participants to surrender their outstanding options or stock appreciation rights for a cash payment;

•	replace outstanding options or stock appreciation rights with other rights or property;

•	accelerate the vesting of all or a portion of the options, stock appreciation rights or performance awards;

•	cause the restrictions on all or a portion of the shares of restricted stock to lapse;

•	require that the successor or survivor corporation assume the options, stock appreciation rights, restricted stock and performance awards, or replace them with equivalent options or awards; or

•	adjust the terms and conditions of outstanding options, stock appreciation rights, restricted stock or performance awards.

Amendment and Termination. The Board of Directors may amend or terminate the plan at any time, as long as the amendment or termination does not negatively affect any options or awards that have previously been granted under the plan without the consent of the holder. Furthermore, no amendment or termination may deprive any holder of any shares which he or she may have acquired through or as a result of the plan. To the extent necessary under any applicable law or regulation, no amendment will be effective unless approved by our stockholders. If it is not terminated earlier by the Board of Directors, the plan will terminate on the tenth anniversary of the date of its adoption by the Board of Directors in February 2011, and no option or award may be granted after that date.

New Plan Benefits. The number of awards that an officer, director, employee or consultant may receive under the plan is in the discretion of the committee and therefore cannot be determined in advance, and the committee has not made any determination to grant any awards to any persons under the plan as of the date of this proxy statement.

U.S. Federal Income Tax Consequences

The following is a brief description of the current U.S. federal income tax treatment that will generally apply to stock options and other awards under the plan made to participants who are subject to U.S. income tax. The summary is not intended to be exhaustive and, among other things, does not describe alternative minimum tax, state, local or foreign income and other tax consequences.

Options. The grant of a nonqualified stock option will not result in taxable income to the optionee. The optionee will generally realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares. Gains or losses realized by the optionee upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares being equal to the fair market value of the shares at the time of exercise.

The grant of an incentive stock option will not result in taxable income to the optionee, and the exercise of an incentive stock option generally will not result in taxable income to the optionee. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired over the exercise price upon exercise of an incentive stock option is treated as an item of tax preference. Accordingly, the exercise of an incentive stock option may result in an alternative minimum tax liability. The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of the shares acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a disqualifying disposition), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of excise of the option will generally be capital gain.

Generally, we will be entitled to a federal income tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code, or the Code, which is discussed below.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to the grantee. The amount of any cash (or the fair market value of any shares) received upon the exercise of a SAR under the plan will be includible in the grantee’s ordinary income. We will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in a grantee’s income by reason of the exercise of a SAR. Gains and losses realized by the grantee upon disposition of any shares received on the exercise of a SAR will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. To the extent that a SAR is settled in cash or is granted at a price which is less than the fair market value of shares of our common stock on the date of grant, such SAR will be considered deferred compensation and subject to new Section 409A of the Code, which provides rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code, which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently, the manner in which the additional tax and penalties and interest will be applied under Section 409A is unclear.

Dividend Equivalent Rights. A grantee realizes ordinary income upon the receipt of DERs in an amount equal to any cash received and the fair market value of any shares received. We will be entitled to a deduction of the same amount, subject to any deduction limitation under Section 162(m) of the Code.

Restricted Stock. A grantee will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until the shares are no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock at the time that such restrictions lapse. A grantee may elect to be taxed at the time of the grant of restricted stock and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares. Generally, we will be entitled to a federal income tax deduction, at the time the grantee recognizes ordinary income, in an amount equal to that income, subject to any deduction limitation under Section 162(m) of the Code.

Performance Shares and Performance Units. Generally, a grantee will not recognize any taxable income upon the award of performance shares or performance units. At the time performance shares vest or the grantee receives a distribution with respect to performance units, the fair market value of the vested shares or the amount of any cash or shares received in payment for such awards generally is taxable to the grantee as ordinary income. Performance share awards and performance stock units can also be considered nonqualified deferred compensation under new Section 409A of the Code and, if the terms of such grant do not meet the requirements of Section 409A, will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, the manner in which the additional tax and penalties and interest will be applied under Section 409A is unclear. Subject to any deduction limitation under Section 162(m) of the Code, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the grantee.

Section 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance based compensation.” We have structured and intend to implement and administer the plan (except with respect to grants of restricted stock and stock options with an exercise price of less than the fair market value of the underlying shares on the date of grant, and certain change in control payments) so that the compensation resulting from options and awards under the plan will qualify as “performance based compensation.” The committee, however, has the discretion to grant options and awards with terms that will result in the options and awards not constituting performance based compensation.

Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the plan. An optionee or grantee may also be subject to state and local taxes in connection with the grant of awards under the plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote “FOR” the amendment to the 2001 Stock Incentive Plan.

OWNERSHIP OF SECURITIES

Beneficial Ownership Table

To Zhone’s knowledge, the following table sets forth certain information, as of February 15, 2005, with respect to the beneficial ownership of common stock by (1) each person who beneficially owned more than 5% of Zhone common stock, (2) each current director and director nominee, (3) each of the named executive officers identified in the Summary Compensation Table set forth below under the heading “Executive Compensation,” and (4) all directors, named executive officers and their affiliates as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent Owned (3)
Entities affiliated with New Enterprise Associates	10,504,031	(4)	11.1%
Entities affiliated with Texas Pacific Group	8,965,161	(5)	9.5
Entities affiliated with KKR 1996 GP LLC	8,959,375	(6)	9.5
Morteza Ejabat	3,885,865	(7)	4.1
Jeanette Symons	3,250,339	(8)	3.4
Kirk Misaka	219,838	(9)	*
Robert K. Dahl	197,174	(10)	*
Michael M. Connors	143,018	(11)	*
Barton Y. Shigemura	48,435	(12)	*
Adam Clammer	10,860	(13)	*
James H. Greene, Jr.	10,860	(14)	*
C. Richard Kramlich	9,685	(15)	*
James D. Timmins	9,685	(16)	*
James G. Coulter	6,249	(17)	*
All directors, named executive officers and their affiliates as a group (11 persons)	36,220,575	(18)	38.1%

*	Less than 1%.
(1)	Under the rules of the SEC, a person is the beneficial owner of securities if that person has sole or shared voting or investment power. Except as indicated in the footnotes to this table and subject to applicable community property laws, to Zhone’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.
(2)	In computing the number of shares beneficially owned by a person named in the table and the percentage ownership of that person, shares of common stock that such person had the right to acquire within 60 days after February 15, 2005 are deemed outstanding, including without limitation, upon the exercise of options. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3)	For each person included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of (a) 94,176,303 shares of common stock outstanding on February 15, 2005 plus (b) the number of shares of common stock that such person had the right to acquire within 60 days after February 15, 2005.
(4)	Consists of (a) 1,817,129 shares held by New Enterprise Associates VIII, L.P., (b) 3,757,054 shares held by New Enterprise Associates, 9 L.P., (c) 1,028,617 shares held by New Enterprise Associates 8A, L.P., (d) 3,814,970 shares held by NEA Partners 10, L.P., (e) 3,525 shares subject to options held by NEA Development Corp. (NEA DC), exercisable within 60 days after February 15, 2005, (f) 12,777 shares subject to warrants held by New Enterprise Associates VIII, L.P., exercisable within 60 days after February 15, 2005, (g) 26,849 shares subject to warrants held by New Enterprise Associates 8A, L.P., exercisable within 60 days after February 15, 2005, and (h) 43,110 shares subject to warrants held by NEA Partners 10, L.P., exercisable within 60 days after February 15, 2005. The address of the entities affiliated with New Enterprise Associates is 1119 St. Paul Street, Baltimore, Maryland 21202.
(5)	Consists of (a) 8,959,375 shares held by TPG Zhone, LLC, (b) 3,436 shares held by TPG Genpar II, L.P., and (c) 2,350 shares subject to options held by TPG Genpar II, L.P., exercisable within 60 days after February 15, 2005. TPG Advisors II Inc. is the general partner of TPG Genpar II, L.P., which is the general partner of TPG Partners II, L.P., which is the managing member of TPG Zhone, L.L.C. The address of the entities affiliated with Texas Pacific Group is 345 California Street, Suite 3300, San Francisco, California 94104.

(6)	Consists of 8,959,375 shares held by KKR-ZT, L.L.C., an entity affiliated with Kohlberg Kravis Roberts & Co. L.P. KKR 1996 GP LLC is the sole general partner of KKR Associates 1996 L.P., which is the sole general partner of KKR 1996 Fund L.P., which is the senior member of KKR-ZT, L.L.C. KKR 1996 GP LLC is a limited liability company, the managing members of which are Messrs. Henry R. Kravis and George R. Roberts, and the other members of which are Messrs. Paul E. Raether, Michael W. Michelson, Edward A. Gilhuly, Perry Golkin, Scott M. Stuart, Johannes Huth, Todd A. Fisher, Alexander Navab and James H. Greene, Jr. Each of such individuals may be deemed to share beneficial ownership of any shares beneficially owned by KKR 1996 GP LLC. Each of such individuals disclaims ownership in such shares. The address of the entities affiliated with KKR 1996 GP LLC is 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.
(7)	Consists of (a) 2,814,058 shares held by Mr. Ejabat, (b) 70,500 shares held by Mr. Ejabat as Trustee of the Salmeh Ejabat Trust, (c) 70,500 shares held by Mr. Ejabat as Trustee of the Ashlee Ann Ejabat Trust, (d) 595,978 shares held by Mr. Ejabat as Trustee of the Morteza Ejabat Trust Under Declaration of Trust Dated May 18, 1998, and (e) 334,829 shares subject to options exercisable by Mr. Ejabat within 60 days after February 15, 2005.
(8)	Consists of (a) 3,063,542 shares held by Ms. Symons as Trustee of the Symons Living Trust dated March 15, 1995, and (b) 186,797 shares subject to options exercisable by Ms. Symons within 60 days after February 15, 2005.
(9)	Consists of (a) 97,462 shares held by Mr. Misaka, and (b) 122,376 shares subject to options exercisable by Mr. Misaka within 60 days after February 15, 2005.
(10)	Consists of (a) 190,925 shares held by Mr. Dahl as Trustee of the Dahl Family Trust Dated October 1, 1989, as amended, and (b) 6,249 shares subject to options exercisable by Mr. Dahl within 60 days after February 15, 2005.
(11)	Consists of (a) 15,936 shares held by Mr. Connors, (b) 83,333 shares held by Suaimhneas LLC, of which Mr. Connors is the sole manager and his adult children are the owners, and (c) 43,749 shares subject to options exercisable by Mr. Connors within 60 days after February 15, 2005.
(12)	Consists of (a) 3,436 shares held by Mr. Shigemura, (b) 1,250 shares held by Mr. Shigemura as Trustee of the Jessica Shigemura Trust, and (c) 43,749 shares subject to options exercisable by Mr. Shigemura within 60 days after February 15, 2005.
(13)	Consists of (a) 3,436 shares held by Mr. Clammer, and (b) 7,424 shares subject to options exercisable by Mr. Clammer within 60 days after February 15, 2005. Mr. Clammer is a director of Kohlberg Kravis Roberts & Co. L.L.C., and a limited partner of KKR Associates 1996, L.P., which is the sole general partner of KKR 1996 Fund, L.P., which is the senior member of KKR-ZT, L.L.C. Mr. Clammer disclaims beneficial ownership of any shares beneficially owned by KKR Associates 1996 L.P.
(14)	Consists of (a) 3,436 shares held by Mr. Greene, and (b) 7,424 shares subject to options exercisable by Mr. Greene within 60 days after February 15, 2005. Mr. Greene is a member of KKR 1996 GP LLC, which is the sole general partner of KKR Associates 1996 L.P., which is the sole general partner of KKR 1996 Fund L.P., which is the senior member of KKR-ZT, L.L.C. Mr. Greene may be deemed to share beneficial ownership in the shares beneficially owned by KKR 1996 GP LLC. Mr. Greene disclaims beneficial ownership in such shares.
(15)	Consists of (a) 3,436 shares held by Mr. Kramlich, and (b) 6,249 shares subject to options exercisable by Mr. Kramlich within 60 days after February 15, 2005. Mr. Kramlich is a general partner of New Enterprise Associates and disclaims beneficial ownership of all shares that would be deemed to be beneficially owned through his relationship with New Enterprise Associates and its affiliated entities, except to the extent of his proportionate interest therein.
(16)	Consists of (a) 3,436 shares held by Mr. Timmins, and (b) 6,249 shares subject to options exercisable by Mr. Timmins within 60 days after February 15, 2005. Mr. Timmins was previously a managing director of NIF Ventures and disclaims beneficial ownership of all shares that would be deemed to be beneficially owned through his former relationship with NIF Ventures and its affiliated entities.
(17)	Consists of 6,249 shares subject to options exercisable by Mr. Coulter within 60 days after February 15, 2005. Mr. Coulter is a partner of Texas Pacific Group and a stockholder, officer and director of TPG Advisors II, Inc. Mr. Coulter disclaims beneficial ownership of all shares that would be deemed to be beneficially owned through his relationship with Texas Pacific Group and its affiliated entities, except to the extent of his proportionate interest therein.
(18)	Includes 777,219 shares subject to options and 82,736 shares subject to warrants exercisable within 60 days after February 15, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Zhone’s directors, executive officers and persons who own more than 10% of Zhone common stock to file with the SEC an initial report of ownership of Zhone stock on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish Zhone with copies of all Section 16(a) forms that they file. Based solely on our review of copies of these forms in our possession and in reliance upon written representations from Zhone’s directors and executive officers, we believe that all of our directors and executive officers complied with the Section 16(a) filing requirements during 2004.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

The Compensation Committee is responsible for establishing and monitoring policies governing the compensation of executive officers. In carrying out these responsibilities, the Committee is responsible for reviewing the performance and compensation levels for executive officers, establishing salary and bonus levels for these individuals and making recommendations to the Board of Directors for stock option grants for these individuals under Zhone’s stock option plans. The Committee’s membership is determined by the Board and is composed entirely of independent directors.

General Compensation Philosophy

Zhone operates in the competitive and rapidly changing high technology industry. Our general compensation philosophy is that total compensation should be determined based on a combination of individual and business objectives and competitive data, and that any long term incentive compensation should be closely aligned with the stockholders’ interests. This philosophy applies to all Zhone employees. The Committee believes that Zhone’s compensation programs should be designed to foster employee retention, cost management, the egalitarian treatment of employees and the alignment of the interests of employees with the interests of stockholders. Within this overall philosophy, our compensation program has been structured so that total annual compensation for the majority of Zhone’s employees, including its executive officers, consists of (1) base salary, (2) variable incentive awards, and (3) long term, equity based incentives in the form of stock options.

Setting Executive Compensation

The Committee determines the compensation levels for the executive officers with the assistance and support of Zhone’s Human Resources Department, which reviews market information derived from nationally recognized compensation surveys and considers the compensation practices of companies in Zhone’s industry in an effort to determine whether Zhone’s compensation structure (1) is competitive in the industry, (2) motivates executive officers to achieve Zhone’s business objectives, and (3) aligns the interests of executive officers with the interests of stockholders. Although the Committee does not use a specific formula to set pay in relation to this market data, the Committee’s goal is to set executive officer total compensation at levels that are generally comparable to the market data and typically targets between the fiftieth and the seventy fifth percentile for total compensation.

Base Salaries

The Committee reviews the history of and proposals for the compensation of Zhone’s executive officers, including cash and equity based components. Base salaries for Zhone’s executive officers in 2004 were below the seventy fifth percentile level of comparable positions at other companies in Zhone’s industry. These salaries are consistent with the Committee’s objective to attract, retain and motivate executive officers primarily through long term, equity based incentives. The Committee intends to continue to adjust compensation appropriately in order to attract and retain executives who manage Zhone effectively, and align the interests of its executive officers with the long term interests of stockholders.

Performance Bonuses

Despite the successful achievement of business goals, no bonuses were paid to any employees or executive officers in 2004. Future performance bonuses, if any, will be based on factors including Zhone’s financial performance and individual performance relative to certain key strategic objectives, and will be paid subject to the approval of the Committee.

Long Term Equity Incentives

The goal of Zhone’s long term, equity based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage Zhone from the perspective of an owner with an equity stake in the business. In determining the size of the long term equity incentives to be awarded to each executive officer, the Committee takes into account a number of internal factors, such as the relative job scope, individual performance history, prior contributions to the company, the size of prior grants, and the long term equity incentive awards made to individuals in similar positions at other companies. Based upon these factors, the Committee determines the size of the long term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on increasing stockholder value. The relative weight given to each of these factors varies among individuals at the Committee’s discretion.

To reward and retain employees in a manner that best aligns employees’ interests with stockholders’ interests, Zhone uses stock options as its primary incentive vehicle. Our belief in the egalitarian treatment of all employees caused us to decide against the use of equity vehicles that may differ between the executive officers and the broad based employee population. Zhone’s stock option programs are broad based, and in 2004, all of our employees received stock option grants. Approximately 79% of the options covered by those grants went to employees other than the executive officers in 2004.

Personal Benefits

Zhone seeks to maintain an egalitarian culture in the benefits it provides to its employees. Officers are not entitled to operate under different standards than other Zhone employees. We do not provide officers with reserved parking spaces or separate dining facilities, nor do we have programs for providing personal benefit perquisites to officers, such as permanent lodging or defraying the cost of personal entertainment or family travel. Our health care and other insurance programs are the same for all eligible employees, including officers. We expect our officers to be role models under our Code of Conduct and Ethics, which are applicable to all employees, and officers are not entitled to operate under lesser standards.

Chief Executive Officer Compensation

In setting compensation levels for the Chief Executive Officer, the Committee considers comparative compensation information from other companies. However, consistent with the Committee’s general practice and discretionary authority, Mr. Ejabat’s 2004 salary was not tied directly to the comparative compensation data. Mr. Ejabat’s 2004 base salary, which has remained unchanged since becoming Zhone’s Chief Executive Officer in 1999, is set at levels believed to be below the seventy fifth percentile in order to have a substantial portion of his total compensation tied to Zhone’s performance in the form of long term equity incentive awards. In 2004, the Committee awarded Mr. Ejabat stock options to purchase 500,000 shares of common stock, which become exercisable in 48 equal monthly installments over the course of four years. The option grant places a significant portion of Mr. Ejabat’s total compensation at risk, since the option grant delivers a return only if Zhone’s common stock appreciates over the option term.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code precludes a publicly-held company from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid officers, unless such compensation is performance based and certain specific and detailed criteria are satisfied. The Committee considers the anticipated tax treatment to the company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of the executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Committee’s control also can affect deductibility of compensation. Based on current interpretations, the Committee believes that Zhone’s current stock plans have been structured so that compensation paid in connection with the exercise of option grants made under the plans will qualify as performance based compensation under Section 162(m). However, the Committee’s general policy is to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals. Accordingly, the Committee has not adopted a policy that all compensation must be deductible.

Respectfully Submitted by the Compensation Committee

James G. Coulter

James H. Greene, Jr.

C. Richard Kramlich

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the 2004 fiscal year were James G. Coulter, James H. Greene, Jr., C. Richard Kramlich and, through May 20, 2004, Barton Y. Shigemura. No member of the Compensation Committee was at any time during 2004 or at any other time an officer or employee of Zhone, and no member had any relationship with Zhone requiring disclosure under Item 404 of Regulation S-K. During 2004, no Zhone executive officer served on the board of directors or compensation committee of any other entity, one of whose executive officers served on Zhone’s Board of Directors or Compensation Committee.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 regarding equity compensation plans approved and not approved by stockholders.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,787,727	(2)	$4.25	3,397,854	(3)(4)
Equity compensation plans not approved by security holders	971,462		$2.20	1,006,900

Total	5,759,189		$3.91	4,404,754

(1)

This column does not reflect options assumed in acquisitions where the plans governing the options will not be used for future awards. As of December 31, 2004, a total of 3,503,774 shares of Zhone common stock were issuable upon exercise of outstanding options under those assumed arrangements. The weighted average exercise price of those outstanding options is $5.60 per share. We do not intend to grant further options under these plans.
(2)	Excludes purchase rights currently accruing under the Zhone Technologies, Inc. 2002 Employee Stock Purchase Plan.
(3)	Includes shares available for future issuance under the Zhone Technologies, Inc. 2002 Employee Stock Purchase Plan. As of December 31, 2004, 1,328,537 shares of common stock were available for future issuance under the plan. On January 1 of each year, the aggregate number of shares available for purchase under the plan is automatically increased by 2.5% of the total number of shares of common stock outstanding as of the end of the previous year, provided that the aggregate number of shares issued over the term of the plan does not exceed 1,500,000.
(4)	Under the Zhone Technologies, Inc. 2001 Stock Incentive Plan, the number of shares available for issuance under the plan will be increased automatically on January 1 of any year in which the number of shares available for issuance is less than 5% of the total number of outstanding shares on such date. In any such case, the increase is equal to an amount such that the aggregate number of shares available for issuance under the plan equals the lesser of (a) 5% of the total number of outstanding shares on such date or (b) such other number of shares as determined by the Board of Directors.

2002 Stock Incentive Plan

The 2002 Stock Incentive Plan, which is a non-stockholder approved plan, is administered by a committee appointed by the Board of Directors. The committee has the authority to select the individuals to whom options and awards will be granted, and determine the type, size and the terms and conditions of options and awards. Under the plan, the committee may grant the following types of equity based awards to eligible individuals: stock options, stock appreciation rights, dividend equivalent rights, phantom stock, performance units/shares, restricted stock and share awards. The Board of Directors initially authorized 3,411,250 shares of common stock, which reflects the one-for-four reverse split in November 2003, for issuance under the plan. As of December 31, 2004, 971,462 stock options were outstanding under the plan at a weighted average exercise price of $2.20 per share, and 1,006,900 shares were available for future grant under the plan. All options are nonqualified stock options under U.S. federal tax laws and expire no later than 10 years from the date of grant.

Summary Compensation Table

The table below sets forth the compensation earned by Zhone’s Chief Executive Officer and other executive officers (together with the CEO, the named executive officers) for each of the years ended December 31, 2004, December 31, 2003 and December 31, 2002.

	Year	Annual Compensation			Long Term Compensation Awards (1)	All Other Compensation ($) (4)
Name and Principal Position		Salary ($)	Bonus ($)	Other Annual Compensation ($) (2)	Securities Underlying Options (#) (3)
Morteza Ejabat(5) Chairman of the Board of Directors and Chief Executive Officer	2004 2003 2002	350,000 350,000 350,000	— 225,000 —	— — —	500,000 258,499 —	840 36,676 840

Jeanette Symons(5) Chief Technology Officer and Vice President, Engineering	2004 2003 2002	250,000 250,000 250,000	— 78,000 —	5,400 5,400 5,400	300,000 140,999 —	657 107,178 657

Kirk Misaka Chief Financial Officer, Vice President, Finance and Treasurer	2004 2003 2002	175,000 175,000 175,000	— 100,000 —	— — —	190,000 72,026 28,200	462 462 462

(1)	Zhone did not offer any restricted stock awards, stock appreciation rights or long term incentive programs to the named executive officers during the indicated years.

(2)	The amounts reported in this column consist of a car allowance paid by Zhone to Ms. Symons in the amount of $5,400 in each of 2004, 2003 and 2002.
(3)	Indicates number of shares of common stock underlying options.
(4)	The amounts reported in this column consist of (a) insurance premiums paid by Zhone with respect to life insurance for the benefit of Mr. Ejabat ($840 in each of 2004, 2003 and 2002), Ms. Symons ($657 in each of 2004, 2003 and 2002) and Mr. Misaka ($462 in each of 2004, 2003 and 2002), and (b) interest payments in 2003 with respect to loans made to Zhone by Mr. Ejabat ($35,836) and Ms. Symons ($106,521).
(5)	See also “Executive Compensation—Employment Contracts, Termination of Employment and Change in Control Agreements” and “Certain Relationships and Related Transactions” for additional information concerning Mr. Ejabat and Ms. Symons.

Option Grants in Last Fiscal Year

The following table provides specified information concerning option grants by Zhone to each of the named executive officers during the year ended December 31, 2004. Zhone did not grant any stock appreciation rights to the named executive officers during 2004.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
	Number of Securities Underlying Options Granted (2)(#)	% of Total Options Granted to Employees in Fiscal Year (3)	Exercise Price ($/Share)	Expiration Date
Name					5% ($)	10% ($)
Morteza Ejabat	500,000	10.6%	3.09	9/1/2014	971,642	2,462,332
Jeanette Symons	300,000	6.4%	3.09	9/1/2014	582,985	1,477,399
Kirk Misaka	190,000	4.0%	3.09	9/1/2014	369,224	935,686

(1)	In accordance with SEC rules, these columns show hypothetical gains that could be achieved for the respective options, assuming that the market price of Zhone common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the stock price does not increase above the exercise price at the time of exercise, the realized value to the named executives from these options will be zero.
(2)	Each of the options becomes exercisable in 48 equal monthly installments over the course of four years.
(3)	Based on a total of 4,709,849 shares underlying options granted to employees during 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table provides information on option exercises in 2004 by each of the named executive officers and the values of each of such officer’s unexercised options at December 31, 2004. There were no stock appreciation rights for the named executive officers exercised or outstanding.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004 (#)(1)		Value of Unexercised In- the-Money Options at December 31, 2004 ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Morteza Ejabat	0	0	291,211	467,288	0	0
Jeanette Symons	0	0	160,626	280,373	0	0
Kirk Misaka	0	0	105,801	177,570	101,138	0

(1)	These amounts represent the total number of shares subject to stock options held by the named executive officers at December 31, 2004. These options were granted on various dates prior to and through 2004.
(2)	The value of unexercised options is based upon the difference between the option exercise price and the price of Zhone common stock on December 31, 2004 ($2.59 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying in-the-money options held by the named executive officer.

Employment Contracts, Termination of Employment and Change in Control Agreements

Zhone entered into employment agreements with Morteza Ejabat and Jeanette Symons on October 20, 1999. Each of these agreements relates to the employment of the executive officer and has a four year term, subject to an automatic, one year renewal provided neither Zhone nor the executive officer has notified the other that the renewal will not take effect. Under each of the employment agreements, the salary and bonus to be received by each executive officer will be determined by the Compensation Committee or the Board of Directors on an annual basis. In the event the executive’s employment is terminated by Zhone “without cause” or by the executive for “good reason,” as each term is defined in the employment agreements, the executive will receive a lump sum payment equal to the salary that the executive would have been entitled to receive had he or she continued his or her employment for the balance of the original term, or if the term of the executive’s employment has been extended, the balance of the extended term.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with Zhone’s restructuring in July 2002, Zhone loaned $350,000 to Morteza Ejabat in connection with his purchase of 3,500,000 shares of common stock and $200,000 to Jeanette Symons in connection with her purchase of 2,000,000 shares of common stock. These loans were made pursuant to promissory notes which accrue interest at a rate of 5.5% per annum compounded annually. These loans expire on July 11, 2006, on which date the entire outstanding balance of principal and accrued but unpaid interest will be due. As of February 15, 2005, the initial principal amounts of the promissory notes and all accrued interest remained outstanding.

In the ordinary course of business, Zhone’s executive officers and non-employee directors are reimbursed for travel related expenses when incurred for business purposes. Consistent with this policy, Zhone reimburses Mr. Ejabat and Ms. Symons for the direct operating expenses incurred in the use of their private aircraft when used for business purposes. The amount reimbursed to Mr. Ejabat and Ms. Symons for these expenses was $523,800 and $17,966, respectively, during the year ended December 31, 2004.

All related party transactions involving Zhone and its executive officers, directors, director nominees, principal stockholders and their affiliates are reviewed for potential conflict of interest situations by Zhone’s Audit Committee or another independent body of the Board of Directors, such as the independent and disinterested members of the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has been established for the purpose of overseeing the accounting and financial reporting processes of the company and audits of Zhone’s financial statements. Zhone’s Audit Committee is made up solely of independent directors, as defined in the applicable Nasdaq and SEC rules, and it operates under a written charter adopted by the Board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. As described more fully in the charter, the purpose of the Audit Committee is to assist the Board in its general oversight of Zhone’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of Zhone’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards, applicable laws and regulations. Zhone’s independent registered public accounting firm, KPMG LLP, is responsible for performing audits of the consolidated financial statements and of the effectiveness of the company’s internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee periodically meets with KPMG, with and without management present, to discuss the results of their examinations, their evaluations of Zhone’s internal controls and the overall quality of Zhone’s financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, KPMG. The Audit Committee serves a board level oversight role, in which it provides advice, counsel and direction to management and KPMG on the basis of the information it receives, discussions with management and KPMG, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee includes at least one independent director who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Robert K. Dahl is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is an SEC disclosure requirement related to Mr. Dahl’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Dahl any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

In performing its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm, KPMG. The Audit Committee also discussed with KPMG the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented, including the quality and acceptability of Zhone’s accounting principles as applied in its financial reporting. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with KPMG the independence of KPMG. In reliance on these reviews and discussions, and the report of KPMG, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in Zhone’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Respectfully Submitted by the Audit Committee

Robert K. Dahl (Chairman)

Adam Clammer

James D. Timmins

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on Zhone common stock during the period from Zhone’s initial stock listing date through December 31, 2004, with the cumulative total return on the S&P 500 Index and the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on November 14, 2003 in each of Zhone common stock, the S&P 500 Index and the Nasdaq Telecommunications Index, and assumes that all dividends, if any, were reinvested. Zhone common stock began to be publicly traded on November 14, 2003 following the consummation of Zhone’s merger with Tellium, Inc. Stockholder returns over the indicated period are based on historical data and should not be considered indicative of future stockholder returns.

Comparison of Cumulative Total Return*

Among Zhone Technologies, Inc.,

the S&P 500 Index and

the Nasdaq Telecommunications Index

*	Prior to November 14, 2003 Zhone common stock was not publicly traded. Comparative data is provided only for the period since that date.

OTHER MATTERS

Stockholder Proposals to be Considered for Inclusion in Zhone’s Proxy Statement. Stockholders of Zhone may submit proposals on matters appropriate for stockholder action at meetings of Zhone’s stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. To be eligible for inclusion in the proxy statement relating to Zhone’s 2006 annual meeting of stockholders, proposals of stockholders must be received at Zhone’s principal executive offices no later than December 5, 2005 (120 calendar days prior to the anniversary of the date of the proxy statement for Zhone’s 2005 annual meeting) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. Such proposals should be delivered to Zhone Technologies, Inc., Attn: Corporate Secretary, 7001 Oakport Street, Oakland, California 94621.

Stockholder Proposals to be Brought Before the Annual Meeting. If a stockholder wishes to present a proposal, including nominations to the Board of Directors, at Zhone’s 2006 annual meeting of stockholders and the proposal is not intended to be included in Zhone’s proxy statement relating to that meeting, the stockholder must give advance notice in writing to the Corporate Secretary of Zhone prior to the deadline for such meeting determined in accordance with Zhone’s bylaws. To be timely for the 2006 annual meeting, a stockholder’s notice must be received by our Corporate Secretary at Zhone’s principal executive offices by February 11, 2006 (90 calendar days prior to the anniversary of Zhone’s 2005 annual meeting). However, in the event that the 2006 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2005 annual meeting, to be timely, notice by the stockholder must be received by the later of (1) the close of business 90 days prior to the 2006 annual meeting or (2) the 10th day following the day on which public announcement of the date of the 2006 annual meeting is first made. A stockholder’s notice to the Corporate Secretary must set forth the information required by Zhone’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. To make such a proposal, notice should be delivered to Zhone Technologies, Inc., Attention: Corporate Secretary, 7001 Oakport Street, Oakland, California 94621. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Discretionary Authority. At the date of this proxy statement, the only business which the Board of Directors intends to present or knows that others will present at the annual meeting is as set forth in the notice of annual meeting of stockholders. If any other matter or matters are properly presented for voting at the annual meeting, or an adjournment or postponement thereof, the enclosed proxies will confer discretionary authority on the individuals named as proxies to vote the shares represented by the proxies as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

Incorporation by Reference. Notwithstanding anything to the contrary set forth in any of Zhone’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with the SEC, the information contained in the Report of the Compensation Committee on Executive Compensation, Report of the Audit Committee and the Stock Performance Graph sections shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

APPENDIX A

ZHONE TECHNOLOGIES, INC.

AMENDED AND RESTATED

2001 STOCK INCENTIVE PLAN

1. Purpose.

The purpose of the Zhone Technologies, Inc. Amended and Restated 2001 Stock Incentive Plan (the “Plan”), formerly known as the Tellium, Inc. 2001 Stock Incentive Plan) is to strengthen Zhone Technologies, Inc., a Delaware corporation (the “Company”), by providing an incentive to its employees, officers, directors and consultants and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, directors, and consultants of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Units and Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined). After the Effective Date of this Plan, no further awards shall be made under the Amended and Restated 1997 Employee Stock Incentive Plan of Tellium, Inc. (as amended and currently in effect, the “Former Plan”). Each award outstanding under the Former Plan as of the Effective Date of this Plan shall remain outstanding and continue to be subject to the terms of the Former Plan and the award agreement under which such award was granted. Each Share that is available for the granting of new awards under the Former Plan as of the Effective Date of this Plan and each Share that is the subject of an award under the Former Plan but is not issued prior to the time that such award expires or otherwise terminates (collectively, the “Former Plan Shares”) shall, after the Effective Date of this Plan, not be available for the granting of awards under the Former Plan, but shall instead be available for the granting of Options or Awards under this Plan.

2. Definitions.

For purposes of the Plan:

2.1 “Adjusted Fair Market Value” means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of related transactions) constituting or resulting in a Change in Control other than pursuant to Section 2.10(b) or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of the Change in Control.

2.2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or under common control with, such Person. Any Relative (for this purpose, “Relative” means a spouse, child, stepchild, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for purposes hereof. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Company stock.

2.3 “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.4 “Award” means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award, or any or all of them.

2.5 “Beneficial Ownership” means ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

2.6 “Beneficiary” means an individual, trust or estate who or which, by a written designation of the Optionee or Grantee filed with the Company or by operation of law succeeds to the rights and obligations of the Optionee or Grantee under the Plan and an Agreement upon the Optionee’s or Grantee’s death.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means:

(a) with respect to directors, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries, and

(b) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is, as the date of the applicable Agreement, subject to the terms of an employment agreement between such Optionee or Grantee and the Company or a Subsidiary, which employment agreement includes a definition of “Cause,” the term “Cause” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

(c) in all other cases, the term “Cause” as used in this Plan or any Agreement shall mean (i) willfully failing to perform reasonably assigned duties within thirty (30) days after having received written notice from the Company to do so, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) in connection with the performance of duties.

2.9 “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, without limitation, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or a substantially similar transaction.

2.10 A “Change in Control” shall mean the occurrence of any of the following:

(a) An acquisition (other than directly from the Company) of any Voting Securities of the Company by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities, provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.10(a), Shares or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of the date hereof, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board, or following a Merger (as defined in paragraph (c)(i) below) which results in a Parent corporation, the board of directors of the ultimate Parent Corporation (as defined in paragraph (c)(i)(A) below); provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(A) the stockholders of the Company, immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”) if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a “Parent Corporation”), or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and

(C) no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, together with its Affiliates, immediately prior to such Merger, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities or Shares, owns, together with its Affiliates, Beneficial Ownership of (i) fifty percent (50%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation.

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of the assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Shares or Voting Securities in contemplation of such share acquisition by the Company or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Shares or Voting Securities which in either case increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.13 “Company” means Zhone Technologies, Inc., a Delaware corporation.

2.14 “Director” means a director of the Company.

2.15 “Disability” means:

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is, as of the date of the applicable Agreement, subject to the terms of an employment agreement between such Optionee or Grantee and the Company or a Subsidiary, which employment agreement includes a definition of “Disability,” the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

(b) in all other cases, the term “Disability” as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

2.16 “Disability Date” means the date which is one hundred eighty (180) consecutive days after the date on which an Optionee or Grantee is first absent from active employment with the Company or ceases to perform his or her duties as a director, by reason of a Disability.

2.17 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

2.18 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.19 “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.21 “Fair Market Value” on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

2.22 “Former Plan” means the Amended and Restated 1997 Employee Stock Incentive Plan of Tellium, Inc.

2.23 [Reserved]

2.24 “Grantee” means a person to whom an Award has been granted under the Plan.

2.25 “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.26 “Initial Public Offering” means the consummation of the first public offering of Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

2.27 “Nonemployee Director” means a director of the Company who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.28 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.29 “Normal Retirement Date” means the date on which an Optionee or Grantee terminates active employment with the Company or ceases to perform his or her duties as a director on or after attainment of age 65, but does not include termination by the Company for Cause.

2.30 “Option” means a Nonqualified Stock Option, an Incentive Stock Option, or any or all of them.

2.31 “Optionee” means a person to whom an Option has been granted under the Plan.

2.32 “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.33 “Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.34 “Performance Awards” means Performance Units, Performance Shares or either or both of them.

2.35 “Performance-Based Compensation” means any Option or Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.36 “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.37 “Performance Objectives” has the meaning set forth in Section 11.

2.38 “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 11.

2.39 “Performance Units” means Performance Units granted to an Eligible Individual under Section 11.

2.40 “Person” means ‘person’ as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

2.41 “Phantom Stock” means a right granted to an Eligible Individual under Section 12 representing a number of hypothetical Shares.

2.42 “Plan” means the Zhone Technologies, Inc. Amended and Restated 2001 Stock Incentive Plan, as amended and restated from time to time.

2.43 “Pooling Transaction” means an acquisition of the Company in a transaction which is intended to be treated as a “pooling of interests” under generally accepted accounting principles.

2.44 “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

2.45 “Share Award” means a grant of Shares pursuant to Section 12.

2.46 “Shares” means the common stock, par value $0.001 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

2.47 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

2.48 “Subsidiary” means (i) except as provided in subsection (ii) below, any corporation which is or becomes a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company, and (ii) with respect to provisions relating to the eligibility to receive Options or Awards other than Incentive Stock Options and to continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns fifty percent (50%) or more of the outstanding equity or other ownership interests.

2.49 “Successor Corporation” means a corporation, or a parent or subsidiary thereof, which issues or assumes an Option or Award in a transaction described in Section 424(a) of the Code without regard to Sections 424(a)(1) and (2) thereof.

2.50 “Tax Benefit” means an actual decrease in the Company’s liability for taxes in any period.

2.51 “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

2.52 “Termination of Employment” means the later of (i) severance of the employer-employee relationship with the Company, a Parent or a Subsidiary or (ii) the resignation, removal or termination of an officer or Director of the Company, a Parent or a Subsidiary.

2.53 “Transition Period” means the period beginning with an Initial Public Offering and ending as of the earlier of (i) the date of the first annual meeting of stockholders of the Company at which Directors are to be elected that occurs after the close of the third (3rd) calendar year following the calendar year in which the Initial Public Offering occurs or (ii) the expiration of the “reliance period” under Treasury Regulation § 1.162-27(f)(2).

2.54 “Voting Securities” means all outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors.

3. Administration.

3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that from and after the date of an Initial Public Offering, (A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and, if necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons. Notwithstanding the foregoing, with respect to any Option or Award granted to an Eligible Individual who is a Nonemployee Director, the Committee should consist of the entire Board.

3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the purchase price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, including the restrictions or Performance Objectives relating to Awards and the maximum value of any Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

(d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a Termination of Employment or service for purposes of the Plan;

(e) exercise its sole discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(f) exercise, generally, such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. Stock Subject to the Plan; Grant Limitations.

4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under this Plan shall not exceed 3,500,000, plus the Shares that are subject to outstanding options or awards granted under the Former Plan which Shares are not issued prior to the expiration or termination of such options or awards (including Shares subject to options or awards that expire or terminate after the expiration of the term of the Former Plan), plus, if on January 1 of any year in which this Plan is in effect the aggregate number of Shares with respect to which Options or Awards may be granted under the Plan (not including Shares that are subject to outstanding Options or Awards granted under the Plan) is less than five percent (5%) of the total number of outstanding Shares on such date, an annual increase (determined as of January 1 of each year) in an amount such that the aggregate number of Shares with respect to which Options or Awards may be granted under the Plan (not including Shares that are subject to outstanding Options or Awards granted under the Plan) is equal to the lesser of (a) five percent (5%) of the total number of outstanding Shares on such date or (b) such other number of Shares as determined by the Board; provided, however, that in the aggregate, not more than one-quarter of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.2(b)). The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

(a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the purchase price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

(b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

4.3 Whenever any outstanding Option or Award or portion thereof under this Plan or the Former Plan expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares), or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

4.4 In no event may more than 6,125,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan.

5. Option Grants for Eligible Individuals.

5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement. Without limiting the generality of the preceding sentence, unless the Committee determines otherwise in its sole discretion, in consideration of granting an Option, the Optionee shall agree, in the Agreement, to remain in the employ of the Company or any Subsidiary for a period of at least one (1) year (or such shorter period as may be fixed in the Agreement or by action of the Committee following grant of the Option) after the Option is granted. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

5.2 Purchase Price. The purchase price (which may be greater than, less than or equal to the Fair Market Value on the date of grant) or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement pursuant to which each Option is granted; provided, however, that the purchase price per Share under each Option intended to qualify as Performance-Based Compensation shall not be less than 100% of the Fair Market Value of a Share on the Date the Option is granted and provided, further, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); and provided, further, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee’s death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting and Exercisability. Subject to Sections 5.5 and 7.5, each Option shall become vested and exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5 Termination. Subject to Sections 5.3, 7.5 and 13 and unless otherwise provided by the Committee, in its sole discretion, at the time of grant (and set forth in the applicable Agreement) or at a later date, the following provisions shall apply to Options upon a Termination of Employment:

(a) Except in the case of termination for Cause, Disability, retirement on or after the Optionee’s Normal Retirement Date, or death as provided in Sections 5.5(b), (c) and (d) below, upon an Optionee’s Termination of Employment with the Company, a Parent or a Subsidiary for any reason, any unexercised Option (or portion thereof) held by such Optionee shall expire three (3) months after the Optionee has a Termination of Employment and such Option (or portion thereof) may only be exercised by the Optionee or his or her Beneficiary to the extent that the Option (or a portion thereof) was exercisable on the date of Termination of Employment.

(b) If the Optionee’s Termination of Employment arises as a result of a termination for Cause, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options (whether or not vested and exercisable) held by such Optionee shall terminate and expire concurrently with the Optionee’s Termination of Employment and no rights thereunder may be exercised.

(c) If an Optionee suffers a Disability or retires on or after the Optionee’s Normal Retirement Date, any unexercised Option (or portion thereof) held by such disabled or retired Optionee shall expire one (1) year after the Disability Date or date of Termination of Employment by reason of retirement, as the case may be, and such Option (or portion thereof) may only be exercised by the Optionee or his or her guardian or legal representative to the extent that the Option (or a portion thereof) was exercisable on the Disability Date or the date of Termination of Employment by reason of retirement, as the case may be.

(d) If an Optionee dies while still employed by the Company, each Option (or portion thereof) held by such Optionee shall immediately become vested and exercisable with respect to those Shares that otherwise would have vested during the one-year period following the Optionee’s death and will be deemed to have become vested and exercisable on the day preceding the date of the Optionee’s death. The Options (or portions thereof) which the Optionee was entitled to exercise on the date of the Optionee’s death (which shall include those Options (or portions thereof) that become vested and exercisable pursuant to the preceding sentence by reason of the Optionee’s death) may be exercised at any time after the Optionee’s death by the Optionee’s Beneficiary; provided, however, that no Option (or portion thereof) may be exercised after the earlier of: (i) one (1) year after the Optionee’s death or (ii) the expiration date specified for the particular Option in the Agreement. If an Optionee dies after his or her Termination of Employment, then the Option (or portions thereof) which the Optionee was entitled to exercise on the date of the Optionee’s death may be exercised by his or her Beneficiary within the remaining portion of the period specified in Sections 5.5(a) or 5.5(c), as the case may be.

(e) The Option (or portion thereof), to the extent not yet vested and exercisable as of the date of the Optionee’s Termination of Employment, shall terminate immediately upon such date.

5.6 Deferred Delivery of Option Shares. The Committee may, in its sole discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

5.7 Modification. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee’s consent.

5.8 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.8) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

6. [Reserved. All options granted under this Article prior to the effective date of this amendment and restatement of the Plan, shall be governed by the terms of the Plan as in effect prior to its amendment and restatement.]

7. Terms and Conditions Applicable to All Options.

7.1 Additional Terms. The provisions of this Section 7 shall apply to all Options, unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement.

7.2 Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom it is granted otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, in the Committee’s sole discretion, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) (a “Domestic Relations Transfer”), and, except with respect to an Option transferred pursuant to a Domestic Relations Transfer, an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. Following transfer, for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee; provided that the Option shall be exercisable by the transferee only to the extent and for such periods that the Option would have been exercisable if held by the original Optionee. For this purpose, immediate family means the Optionee’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

7.3 Method of Exercise.

(a) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with such procedures which may be approved by the Committee from time to time, and in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee for twelve months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4). The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, in any of the following forms: (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option and that have a Fair Market Value equal in amount to the purchase price, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares, provided, however, that the Committee, in its sole discretion, may determine in the case of Options that the purchase price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

(b) If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the purchase price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.3(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the purchase price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof; provided, however, that the payment in Shares shall be based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.3(b).

7.4 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

7.5 Effect of Change in Control.

(a) Notwithstanding anything to the contrary in Section 5, in the event of a Change in Control, the Plan and the Options shall continue; provided, however, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

(i) for the payment in cash upon the surrender to the Company for cancellation of any Option or portion of an Option to the extent vested and not yet exercised in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

(ii) for the replacement of the Options with other rights or property selected by the Committee in its sole discretion;

(iii) for the accelerated vesting of all or a portion of the Options;

(iv) for the assumption of the Options by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such Options of new options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(v) for adjustments in the terms and conditions of outstanding Options and/or the number and type of Shares or other securities or property subject to such outstanding Options.

Any action pursuant to this Section 7.5(a) shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

(b) Subject to Section 7.5(d) and to the extent set forth in the applicable Agreement or provided by the Committee, in its sole discretion, subsequent to the granting of an Option, if, as a result of a Change in Control transaction, an Option intended to qualify as an Incentive Stock Option fails to so qualify solely because of the failure to meet the holding requirements of Code Section 422(a)(1) (a “Disqualifying Disposition”), the Company shall make a cash payment to the Optionee equal to the amount which will, after taking into account all taxes imposed on the Disqualifying Disposition and the receipt of such payment, leave the Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding requirements been met at the time of the Disqualifying Disposition (which after-tax position will reflect the total taxes, if any, that would have been incurred by the Optionee had the Disqualifying Disposition been subject to federal income tax at capital gains rates) provided, however, that no payment described in this Section shall exceed the Tax Benefit to the Company resulting from deductions relating to ordinary income recognized by the Optionee as a result of the Disqualifying Disposition. The payment described in this Section shall be made by the Company within thirty (30) days of the filing by the Company of the federal tax return which includes the tax items associated with the income recognized by the Optionee as a result of the Disqualifying Disposition (or, if the Tax Benefit described in the preceding sentence is not realized until a later year, within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized).

(c) Subject to Section 7.5(d) and to the extent set forth in the applicable Agreement or provided by the Committee, in its sole discretion, subsequent to the granting of an Option, and provided that an Optionee is not entitled to payment under Section 7.5(b) hereof, if, as a result of a Change in Control transaction, an Option intended to qualify as an Incentive Stock Option fails to so qualify solely because the vesting of the Option is accelerated pursuant to Section 7.5(a) and such acceleration causes the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Options are exercisable for the first time by an Optionee during the calendar year in which such vesting occurs to exceed $100,000, within the meaning of Code Section 422(d) (a “Disqualified Option”), then, upon exercise of such Disqualified Option, the Company shall make a cash payment to the Optionee equal to the amount which will, after taking into account all taxes imposed on the exercise of such Disqualified Option and the receipt of such payment, leave the Optionee in the same after-tax position the Optionee would have been in had the Disqualified Option continued to qualify as an Incentive Stock Option on the date of exercise and the Optionee sold the Shares received upon exercise of the Option at their Fair Market Value on the date of exercise, provided, however, that no payment described in this Section shall exceed the Tax Benefit to the Company resulting from deductions relating to ordinary income recognized by the Optionee as a result of exercising the Disqualified Option and the receipt of such payment. The payment described in this Section shall be made by the Company within thirty (30) days of the filing by the Company of the federal tax return which includes the tax items associated with the income recognized by the Optionee as a result of exercising the Disqualified Option (or, if the Tax Benefit described in the preceding sentence is not realized until a later year, within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized).

(d) If more than one Optionee is entitled to a cash payment pursuant to Section 7.5(b) or Section 7.5(c) in any single tax year and the Tax Benefit realized by the Company in such year with respect to all such Optionees is less than the aggregate amount of the payments due to such Optionees hereunder, then (i) each such Optionee shall receive a portion of such cash payment equal to an amount determined by multiplying the amount of the Tax Benefit realized by the Company in such year by a fraction the numerator of which is equal to the amount of payment due to such Optionee and the denominator of which is equal to the aggregate amount due to all such Optionees entitled to a payment hereunder, and (ii) subject to further application of this Section 7.5(d), shall be entitled to receive the remaining portion within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized.

8. Stock Appreciation Rights.

The Committee may in its sole discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

8.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or (except in the case of an Incentive Stock Option) at any time thereafter during the term of the Option.

8.2 Stock Appreciation Right Related to an Option.

(a) Exercise. Subject to Section 8.9, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable (including, without limitation, exercisability upon Termination of Employment or a Change in Control), and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall expire no later than the expiration of the related Incentive Stock Option and shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price of the Option specified in the related Incentive Stock Option Agreement.

(b) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

8.3 Stock Appreciation Right Unrelated to an Option.

(a) Terms. Subject to Section 8.9, stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that Stock Appreciation Rights may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right was granted.

(b) Termination. Subject to Section 13 and except as provided in Section 8.9, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, upon a Grantee’s Termination of Employment, a Stock Appreciation Right shall be exercisable by the Grantee to the same extent that an Option would be exercisable by an Optionee upon the Optionee’s Termination of Employment under the provisions of Section 5.5; provided, however, no Stock Appreciation Right may be exercised after the expiration date specified for the particular Stock Appreciation Right in the applicable Agreement.

8.4 Amount Payable. Subject to Section 8.7, upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive an amount determined by multiplying (x) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over (A) in the case of a Stock Appreciation Right granted in connection with an Option, the per Share purchase price under the related Option, or (B) in the case of a Stock Appreciation Right unrelated to an Option, the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (y) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

8.5 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee to whom it was granted otherwise than by will or by the laws of descent and distribution or, in the Committee’s sole discretion, (except in the case of a Stock Appreciation Right granted in connection with an Incentive Stock Option), pursuant to domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act (a “Domestic Relations Transfer”) and, except with respect to a Stock Appreciation Right transferred pursuant to a Domestic Relations Transfer, such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

8.6 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

8.7 Form of Payment. Payment of the amount determined under Section 8.4 may be made in the sole discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, no fractional Shares (or cash in lieu thereof) shall be issued upon the exercise of the Stock Appreciation Right and the number of Shares that will be delivered shall be rounded to the nearest number of whole Shares.

8.8 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

8.9 Effect of Change in Control. Notwithstanding anything contained in this Section 8 to the contrary, in the event of a Change in Control, the Plan and the Stock Appreciation Rights shall continue; provided, however, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

(i) with respect to a Stock Appreciation Right unrelated to an Option, for the payment in cash upon the surrender to the Company for cancellation of any such Stock Appreciation Right or portion of a Stock Appreciation Right to the extent vested and not yet exercised in an amount equal to the excess, if any, of (A) the greater of (i) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered or (ii) the Adjusted Fair Market Value, on the date preceding the date of surrender, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered.

(ii) for the replacement of the Stock Appreciation Rights with other rights or property selected by the Committee in its sole discretion;

(iii) for the accelerated vesting of all or a portion of the Stock Appreciation Rights;

(iv) for the assumption of the Stock Appreciation Rights by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such

Stock Appreciation Rights of new stock appreciation rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(v) for adjustments in the terms and conditions of outstanding Stock Appreciation Rights and/or the number and type of Shares or other securities or property subject to such outstanding Stock Appreciation Rights.

Any action pursuant to this Section 8.9 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

9. Dividend Equivalent Rights.

The Committee may in its sole discretion grant Dividend Equivalent Rights to Eligible Individuals in tandem with an Option or Award or as a separate Award. The terms and conditions (including, without limitation, terms and conditions relating to a Change in Control) applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. In the sole discretion of the Committee, amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. In the sole discretion of the Committee, Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. To the extent necessary for any Dividend Equivalent Right intended to qualify as Performance-Based Compensation to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon attainment of specified Performance Objectives within the Performance Cycle, as provided for in Section 11, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Sections 11 and 16.

10. Restricted Stock.

10.1 Grant. The Committee may in its sole discretion grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its sole discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers, an escrow agreement or any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

10.4 Lapse of Restrictions.

(a) Generally. Subject to Section 10.4(b), restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that except in the case of Shares of Restricted Stock issued in full or partial settlement of another Award or other earned compensation, such restrictions shall not fully lapse prior to the third anniversary of the date on which such Shares of Restricted Stock were granted. The Agreement evidencing the Award shall set forth any such restrictions.

(b) Effect of Change in Control. Notwithstanding anything contained in this Section 10 to the contrary, in the event of a Change in Control, the Plan and the Awards of Restricted Stock shall continue; provided, however, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination): (i) for the assumption of the shares of Restricted Stock by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such shares of Restricted Stock of new shares of restricted stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares, (ii) for the lapse of all restrictions upon all or a portion of the shares of Restricted Stock, or (iii) for adjustments in the terms and conditions of outstanding Awards of Restricted Stock. Any action pursuant to this Section 10.5(b) shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

10.5 Terms of Restricted Stock.

(a) Forfeiture of Restricted Stock. Subject to Sections 10.4(b), 10.5(b) and 13, all Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shall terminate unless the Grantee continues in the service of the Company as an employee or director until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

(b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 10 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Grantee or a material change in circumstances arising after the date of grant) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Stock) as the Committee shall deem appropriate, provided that the Grantee shall at that time have completed at least one (1) year of employment or service after the date of grant.

10.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

10.7 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

10.8 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11. Performance Awards.

11.1 Performance Objectives

(a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) after-tax profits, (v) operating profits, (vi) sales or expenses, (vii) net earnings, (viii) return on equity or assets, (ix) revenues, (x) EBITDA (earnings before interest, taxes, depreciation and amortization), (xi) market share, or market penetration, (xii) any combination of the foregoing, (xiii) confidential business objectives or (xiv)prior to the end of the Transition Period, such other criteria as the Committee may determine. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

(b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

(c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation.

11.2 Performance Units. The Committee, in its sole discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(a) Vesting and Forfeiture. Subject to Sections 11.1(c) and 11.4, Performance Units shall become vested in such installments (which need not be equal) and at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

(b) Payment of Awards. Subject to Sections 11.1(c) and 11.4, payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its sole discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its sole discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

(c) Non-transferability. Until the vesting of Performance Units, such Performance Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

11.3 Performance Shares. The Committee, in its sole discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the sole discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee also may impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions. Subject to Sections 11.1(c) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

(d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11.4 Effect of Change in Control. Notwithstanding anything in this Section 11 to the contrary, in the event of a Change in Control, the Plan and the Performance Awards shall continue; provided, however, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination): (i) for the assumption of the Performance Awards by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such Performance Awards of new performance awards of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the applicable performance objectives and, if necessary, the number and kind of shares, (ii) for the vesting of all or a portion of the Performance Awards as if all Performance Objectives had been satisfied at the level specified by the Committee in its sole discretion and, in the case of Performance Units which become vested as a result of a Change in Control, for a payment which may be made entirely in cash, entirely in Shares valued at their Fair Market Value as of the day preceding the payment, or in such combination of cash and Shares as the Committee shall determine in its sole discretion at any time prior to such payment; provided that such payment shall be made within ten (10) business days after such Change in Control, or (iii) for adjustments in the terms and conditions of outstanding Performance Awards. Any action pursuant to this Section 11.4 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

11.5 Termination. Subject to Sections 11.4 and 13, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Performance Awards upon a Termination of Employment:

(a) Termination of Employment Prior to End of Performance Cycle. Except as provided in Sections 11.5(b) and (d), in the case of a Grantee’s Termination of Employment, prior to the end of a Performance Cycle, the Grantee will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

(b) Disability, Retirement or Death Prior to End of Performance Cycle. Unless otherwise provided by the Committee, in its sole discretion, in the Agreement, if a Grantee’s Disability Date or

Termination of Employment by reason of retirement on or after the Grantee’s Normal Retirement Date or death occurs following participation in at least one-half ( 1/2) of the Performance Cycle, but prior to the end of a Performance Cycle, the Grantee or such Grantee’s Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Performance Award as determined under Subsection (c).

(c) Pro-Rata Payment.

(i) Performance Units. With respect to Performance Units, the amount of any payment made to a Grantee (or Beneficiary) under circumstances described in Section 11.5(b) shall be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. Any such payment shall be made as soon as practicable after the end of the respective Performance Cycle, and shall relate to attainment of Performance Objectives over the entire Performance Cycle.

(ii) Performance Shares. With respect to Performance Shares, the amount of Performance Shares held by a Grantee (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in Section 11.5(b) shall be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 11.5(c)(ii) as soon as practicable after the end of the respective Performance Cycle, and such determination shall relate to attainment of Performance Objectives over the entire Performance Cycle. At that time, all Performance Shares relating to that Performance Cycle with respect to which restrictions shall not lapse shall be forfeited.

(d) Other Events. Except to the extent a Performance Award is intended to qualify as Performance-Based Compensation, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Grantee who has a Termination of Employment prior to the end of a Performance Cycle under certain circumstances (including, without limitation, a material change in circumstances arising after the date of grant) and subject to such terms and conditions as the Committee shall deem appropriate, provided that the Grantee shall have completed at his or her date of Termination of Employment at least one (1) year of employment after the date of grant.

(e) Termination of Employment After End of Performance Cycle. Subject to Sections 11.4 and 11.5(f), in the case of a Grantee’s Termination of Employment after the end of a Performance Cycle in which the applicable Performance Objectives have been satisfied, the Grantee shall not be entitled to any Performance Awards that have not yet vested as of the date of the Grantee’s Termination of Employment.

(f) Waiver of Forfeiture. Notwithstanding anything to the contrary in Section 11(e), in the case of a Grantee’s Termination of Employment after the end of a Performance Cycle in which the applicable Performance Objectives have been satisfied, the Committee may, in its sole discretion, waive the forfeiture of Performance Awards and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability, or retirement of the Grantee or a material change in circumstances arising after the date of grant) and subject to such terms and conditions as the Committee shall deem appropriate.

11.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

12. Other Share Based Awards.

12.1 Share Awards. The Committee, in its sole discretion, may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

12.2 Phantom Stock Awards.

(a) Grant. The Committee, in its sole discretion, may grant shares of Phantom Stock to any Eligible Individual. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

(b) Payment of Awards. Upon the vesting of a Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee, in its sole discretion, may settle Phantom Stock Awards with Shares having a Fair Market Value on the date of vesting equal to the cash payment to which the Grantee has become entitled.

13. Employment Agreement Governs Termination of Employment.

An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee, to the extent that such employment agreement provides for terms and conditions that differ from the terms and conditions provided for in the applicable Agreement or the Plan; provided, however, that to the extent necessary for an Option or Award intended to qualify as Performance-Based Compensation to so qualify, the terms of the applicable Agreement or the Plan shall govern the Option or Award; and, provided further, that the Committee shall have reviewed and, in its sole discretion, approved the employment agreement.

14. Adjustment Upon Changes in Capitalization.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options; (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the Performance Objectives.

(b) Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

15. Effect of Certain Transactions.

Subject to Sections 7.5, 8.9, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 15 shall be conclusively presumed to be appropriate for purposes of Section 11.

16. Interpretation.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

(a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

17. Pooling Transactions.

Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, without limitation, (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

18. Effective Date, Termination and Amendment of the Plan.

18.1 Effective Date. The original effective date of this Plan was March 12, 2001. The effective date of this amended and restated Plan shall be May 12, 2005, subject only to the approval of the stock holders of the Company.

18.2 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

19. Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

20. Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time for any reason whatsoever, with or without good cause; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

21. Regulations and Other Approvals; Governing Law.

21.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

21.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

21.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

21.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

21.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Company may place on any certificate representing any such Shares any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws and the Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder.

22. Miscellaneous.

22.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

22.2 Captions. The use of captions in this Plan or any Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Agreement.

22.3 Severability. Whenever possible, each provision of the Plan or an Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or an Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed to be amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan or an Agreement shall remain in full force and effect.

22.4 Withholding of Taxes.

(a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the “Tax Election”), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

22.5 Post-Transition Period. Any Option or Award granted under the Plan after the expiration of the Transition Period which is intended to be Performance-Based Compensation shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

PROXY CARD

ZHONE TECHNOLOGIES, INC. ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, and appoints Morteza Ejabat and Kirk Misaka, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Zhone Technologies, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the annual meeting of stockholders to be held on May 12, 2005 at 10:00 a.m. Pacific Time at 7001 Oakport Street, Oakland, California 94621, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS ARE PRESENTED FOR VOTING AT THE ANNUAL MEETING, OR AN ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY CARD WILL CONFER DISCRETIONARY AUTHORITY ON THE INDIVIDUALS NAMED AS PROXIES TO VOTE THE SHARES REPRESENTED BY THE PROXIES AS TO ANY OTHER MATTERS.

TO BE SIGNED AND DATED ON REVERSE SIDE

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Mark this box with an X if you have made

changes to your name or address details above.

PROXY CARD FOR ANNUAL MEETING

A Election of Directors

1. The Board of Directors recommends a vote “FOR” the listed nominees.

For Withhold

Adam Clammer

Robert K. Dahl

B Issues

The Board of Directors recommends a vote “FOR” proposals 2 and 3.

For Against Abstain

2. Ratification of Appointment of KPMG LLP as

Independent Auditors

3. Approval of Amendment to 2001 Stock Incentive Plan

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. If shares are held jointly, each joint holder must sign. When signing as trustee, executor, administrator,

guardian, attorney or corporate officer, please print your full title.

Signature 1 - Please keep signature within the box Signature 2 (Joint Owner) - Please keep signature within the box Date (mm/dd/yyyy)

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